ACV Announces First Quarter 2023 Results
Delivered Record Revenue and Adjusted EBITDA Ahead of Guidance
Raises 2023 Guidance

●
First quarter revenue of $120 million, up 16% year over year
●
First quarter GAAP net income (loss) of ($18) million
●
First quarter Adjusted EBITDA of ($6) million
●
Updating 2023 guidance:
o
Revenue of $468 million to $478 million, representing growth of 11% to 13% YoY
o
GAAP net income (loss) of ($87) to ($92) million
o
Adjusted EBITDA of ($27) million to ($32) million

BUFFALO, May 10, 2023 — ACV (Nasdaq: ACVA), a leading digital automotive marketplace and data services partner for dealers and commercial clients, today reported results for its first quarter ended March 31, 2023.

“We are very pleased with our strong first quarter results, with revenue above our guidance range and year-over-year margin expansion, resulting in Adjusted EBITDA results also above our guidance range,” said George Chamoun, CEO of ACV.

“Market conditions improved in early 2023, and combined with ACV’s continued share gains we delivered record revenue in the quarter. Our dealer partnership network and competitive moat continued to expand, and we benefitted from adoption of our broad suite of solutions. We achieved this while expanding margins and carefully managing our cost structure,” continued Chamoun.

“We are encouraged to see early signs of end-market recovery and have raised our full-year guidance to reflect strong first quarter performance. We believe ACV remains well positioned to deliver sustainable growth as end-markets recover, while also continuing to scale our business model,” concluded Chamoun.

First Quarter 2023 Highlights

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Revenue of $120 million, an increase of 16% year over year
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Marketplace and Service revenue of $105 million, an increase of 19% year over year
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Marketplace GMV of $2.4 billion, approximately flat year over year

●
Marketplace Units of 151,563, an increase of 8% year over year
●
Adjusted EBITDA of ($6) million, compared to Adjusted EBITDA of ($18) million in the first quarter of 2022

Second Quarter and Full-Year 2023 Guidance

Based on information as of today, ACV is providing the following guidance:

●
Second quarter of 2023:
o
Total revenue of $117 to $120 million, an increase of 2% to 4% year over year
o
GAAP net income (loss) of ($21) to ($23) million
o
Non-GAAP net income (loss) of ($7) to ($9) million
o
Adjusted EBITDA of ($8) to ($10) million
●
Full-Year 2023:
o
Total revenue of $468 to $478 million, an increase of 11% to 13% year over year
o
GAAP net income (loss) of ($87) to ($92) million
o
Non-GAAP net income (loss) of ($27) to ($32) million
o
Adjusted EBITDA of ($27) to ($32) million

Our financial guidance includes the following assumptions:

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We believe that supply headwinds impacting wholesale volumes in 2022 will persist in the near-term but will begin to ease as new vehicle production and inventory continue to recover.
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We are expecting wholesale price depreciation to moderate in 2023, resulting in conversion rates normalizing throughout the year.
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Second quarter non-GAAP net income (loss) guidance excludes approximately $13 million of stock-based compensation expense and approximately $1 million of intangible amortization.
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Full-year non-GAAP net income (loss) guidance excludes approximately $55 million of stock-based compensation expense and $5 million of intangible amortization.

ACV’s First Quarter Results Conference Call

ACV will host a conference call and live webcast today, May 10, 2023, at 5:00 p.m. ET to discuss financial results. To access the live conference call, please pre-register using this link. Registrants will receive confirmation with dial-in details. A live webcast of the call can be accessed here. Participants are encouraged to join the webcast unless asking a question. An archived webcast of the conference call will be available on the investor relations page of the Company’s website at https://investors.acvauto.com.

2023 Analyst Day

ACV is hosting an analyst meeting on June 1, 2023. The event location is Convene at 530 Fifth Avenue in midtown Manhattan. A live webcast of the event will also be accessible on ACV’s website at https://investors.acvauto.com. The program will begin at 1:00 p.m. ET and conclude at 4:00 p.m. ET followed by a reception with ACV’s management team. To register for the event please send an email to ACVAuctionsIR@icrinc.com.

About ACV Auctions

ACV provides a vibrant digital marketplace for wholesale vehicle transactions and data services that offers transparent and accurate vehicle information to customers. On a mission to build and enable the most trusted and efficient digital marketplaces for buying and selling used vehicles, ACV's platform leverages data insights and technology to power its digital marketplace and data services, enabling dealers and commercial partners to buy, sell and value vehicles with confidence and efficiency. ACV's network of brands includes ACV Auctions, ACV Transportation and ACV Capital within its Marketplace Products, as well as True360, ACV Data Services and MAX Digital.

Information About Non-GAAP Financial Measures

ACV provides supplemental non-GAAP financial measures to its financial results. We use these non-GAAP financial measures, and we believe that they assist our investors to make period-to-period comparisons of our operating performance because they provide a view of our operating results without items that are not, in our view, indicative of our operating results. These non-GAAP financial measures should not be construed as an alternative to GAAP results as the items excluded from the non-GAAP financial measures often have a material impact on our operating results, certain of those items are recurring, and others often recur. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results.

Non-GAAP Financial Measures

Adjusted EBITDA is a financial measure that is not presented in accordance with GAAP. We believe that Adjusted EBITDA, when taken together with our financial results presented in accordance with GAAP, provides meaningful supplemental information regarding our operating performance and facilitates internal comparisons of our historical operating performance on a more consistent basis by excluding certain items that may not be indicative of our business, results of operations or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is a measure used by management in assessing the health of our business, determining incentive compensation and evaluating our operating performance, as well as for internal planning and forecasting purposes.

We define Adjusted EBITDA as net loss, adjusted to exclude: depreciation and amortization; stock-based compensation expense; interest (income) expense; provision for income taxes; other (income) expense, net; and other one-time non-recurring items of a material nature, when applicable, such as acquisition-related and restructuring expenses.

Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations include that (1) it does not properly reflect capital commitments to be paid in the future; (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures; (3) it does not consider the impact of stock-based compensation expense, (4) it does not reflect other non-operating income or expenses, including interest income and expense, (5) it does not consider the impact of any contingent consideration liability valuation adjustments, (6) it does not reflect tax payments that may represent a reduction in cash available to us, and (7) it does not reflect other one-time, non-recurring items of a material nature, when applicable, such as acquisition-related and restructuring expenses. In addition, our use of Adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA in the same manner, limiting its usefulness as a comparative measure.

Non-GAAP net income (loss), a financial measure that is not presented in accordance with GAAP, provides investors with additional useful information to measure operating performance and current and future liquidity when taken together with our financial results presented in accordance with GAAP. By providing this information, we believe management and the users of the financial statements are better able to understand the financial results of what we consider to be our organic, continuing operations.

We define non-GAAP net income (loss) as net income (loss), adjusted to exclude: stock-based compensation expense, amortization of acquired intangible assets, and other one-time, non-recurring items of a material nature, when applicable, such as acquisition-related and restructuring expenses.

In the calculation of non-GAAP net income (loss), we exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.

We exclude amortization of acquired intangible assets from the calculation of non-GAAP net income (loss). We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the underlying intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.

We exclude contingent consideration liability valuation adjustments associated with the purchase consideration of transactions accounted for as business combinations. We also exclude certain other one-time, non-recurring items of a material nature, when applicable, such as acquisition-related and restructuring expenses, because we do not consider such amounts to be part of our ongoing operations nor are they comparable to prior period nor predictive of future results.

Non-GAAP net income (loss) is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of these limitations include that: (1) it does not consider the impact of stock-based compensation expense; (2) although amortization is a non-cash charge, the underlying assets may need to be replaced and non-GAAP net income (loss) does not reflect these capital expenditures; (3) it does not consider the impact of any contingent consideration liability valuation adjustments; and (4) it does not consider the impact of other one-time charges, such as acquisition-related and restructuring expenses, which could be material to the results of our operations. In addition, our use of non-GAAP net income (loss) may not be comparable to similarly titled measures of other companies because they may not calculate non-GAAP net income (loss) in the same manner, limiting its usefulness as a comparative measure.

Information About Operating and Financial Metrics

We regularly monitor the following operating and financial metrics in order to measure our current performance and estimate our future performance. Our key operating and financial metrics may be calculated in a manner different than similar business metrics used by other companies.

Operating and Financial Metrics

Marketplace GMV - Marketplace GMV is primarily driven by the volume and dollar value of Marketplace Units transacted on our digital marketplace. We believe that Marketplace GMV acts as an indicator of the success of our marketplace, signaling satisfaction of dealers and buyers on our marketplace, and the health, scale, and growth of our business. We define Marketplace GMV as the total dollar value of vehicles transacted through our digital marketplace within the applicable period, excluding any auction and ancillary fees.

Marketplace Units - Marketplace Units is a key indicator of our potential for growth in Marketplace GMV and revenue. It demonstrates the overall engagement of our customers on the ACV platform, the vibrancy of our digital marketplace and our market share of wholesale transactions in the United States. We define Marketplace Units as the number of vehicles transacted on our marketplace within the applicable period. Marketplace Units transacted includes any vehicle that successfully reaches sold status, even if the auction is subsequently unwound, meaning the buyer or seller does not complete the transaction. These instances have been immaterial to date. Marketplace Units excludes vehicles that were inspected by ACV, but not sold on our digital marketplace. Marketplace Units have increased over time as we have expanded our territory coverage, added new dealer partners and increased our share of wholesale transactions from existing customers.

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning our financial guidance for the second quarter of 2023 and the full year of 2023. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expressions. You should not rely on forward-looking statements as predictions of future events.

The forward-looking statements contained in this presentation are based on ACV’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties and changes in circumstances that may cause ACV’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks and uncertainties include, but are not limited to: (1) our history of operating losses; (2) our limited operating history; (3) our ability to effectively manage our growth; (4) our ability to grow the number of participants on our platform; (5) general market, political, economic, and business conditions; (6) our ability to acquire new customers and successfully retain existing customers; (7) our ability to effectively develop and expand our sales and marketing capabilities; (8) breaches in our security measures, unauthorized access to our platform, our data, or our customers’ or other users’ personal data; (9) risk of interruptions or performance problems associated with our products and platform capabilities; (10) our ability to adapt and respond to rapidly changing technology or customer needs; (11) our ability to compete effectively with existing competitors and new market entrants; (12) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the United States and other jurisdictions where we elect to do business; (13) the impact that economic conditions could have on our or our customers’ businesses, financial condition and results of operations; and (14) the impact of such economic conditions in the wholesale dealer market included in our guidance for the second quarter of 2023 and full year 2023, and the related impact on the performance of our marketplace and our operating expenses, stock-based compensation expense and intangible amortization. These and other risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in our Form 10-K for the year ended December 31, 2022, filed with the SEC on March 1, 2023. Additional information will be made available in other filings and reports that we may file from time to time with the SEC. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Contact:
Tim Fox
tfox@acvauctions.com

Media Contact:
Maura Duggan
mduggan@acvauctions.com

ACV AUCTIONS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands, except per share data)

	Three months ended March 31,
	2023	2022
Revenue:
Marketplace and service revenue	$104,863	$88,347
Customer assurance revenue	14,763	14,718
Total revenue	119,626	103,065
Operating expenses:
Marketplace and service cost of revenue (excluding depreciation & amortization)	47,575	47,252
Customer assurance cost of revenue (excluding depreciation & amortization)	12,143	13,636
Operations and technology	35,660	32,829
Selling, general, and administrative	41,797	36,052
Depreciation and amortization	3,285	2,385
Total operating expenses	140,460	132,154
Loss from operations	(20,834)	(29,089)
Other income (expense):
Interest income	3,296	44
Interest expense	(315)	(210)
Total other income (expense)	2,981	(166)
Loss before income taxes	(17,853)	(29,255)
Provision for income taxes	347	240
Net loss	$(18,200)	$(29,495)
Weighted-average shares - basic and diluted	158,694,919	156,104,971
Net loss per share - basic and diluted	$(0.11)	$(0.19)

ACV AUCTIONS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(in thousands, except share data)

	March 31, 2023	December 31, 2022
Assets
Current Assets :
Cash and cash equivalents	$317,149	$280,752
Marketable securities	208,708	215,926
Trade receivables (net of allowance of $4,371 and $4,860)	189,167	168,732
Finance receivables (net of allowance of $2,256 and $2,275)	104,305	78,047
Other current assets	11,916	11,317
Total current assets	831,245	754,774
Property and equipment (net of accumulated depreciation of $7,635 and $6,986)	5,558	5,710
Goodwill	91,995	91,755
Acquired intangible assets (net of amortization of $13,190 and $11,990)	18,194	19,291
Internal-use software costs (net of amortization of $8,368 and $6,930)	42,285	36,992
Other assets	5,870	6,400
Total assets	995,147	914,922
Liabilities and Stockholders' Equity
Current Liabilities :
Accounts payable	387,745	323,661
Accrued payroll	10,215	10,052
Accrued other liabilities	15,406	14,504
Total current liabilities	413,366	348,217
Long-term debt	95,500	75,500
Other long-term liabilities	5,375	5,481
Total liabilities	$514,241	$429,198
Commitments and Contingencies
Stockholders' Equity :
Preferred Stock; $0.001 par value; 20,000,000 shares authorized; 0 and 0 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	-	-
Common stock - Class A; $0.001 par value; 2,000,000,000 shares authorized; 128,854,443 and 121,214,275 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	129	121
Common Stock - Class B; $0.001 par value; 160,000,000 shares authorized; 30,275,430 and 37,241,952 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	30	37
Additional paid-in capital	848,832	836,695
Accumulated deficit	(365,554)	(347,354)
Accumulated other comprehensive loss	(2,531)	(3,775)
Total stockholders' equity	480,906	485,724
Total liabilities and stockholders' equity	$995,147	$914,922

ACV AUCTIONS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(in thousands)

	Three months ended March 31,
	2023	2022
Cash Flows from Operating Activities
Net income (loss)	$(18,200)	$(29,495)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,392	2,515
Stock-based compensation expense, net of amounts capitalized	11,505	7,549
Provision for bad debt	2,176	1,793
Other non-cash, net	(302)	659
Changes in operating assets and liabilities, net of effects from purchases of businesses:
Trade receivables	(21,487)	(6,603)
Other operating assets	(841)	(5,433)
Accounts payable	62,761	(7,526)
Other operating liabilities	3,976	5,085
Net cash provided by (used in) operating activities	42,980	(31,456)
Cash Flows from Investing Activities
Net increase in finance receivables	(27,407)	(19,420)
Purchases of property and equipment	(266)	(748)
Capitalization of software costs	(4,943)	(3,942)
Purchases of marketable securities	(35,602)	(7,411)
Maturities and redemptions of marketable securities	41,950	-
Sales of marketable securities	2,402	-
Acquisition of businesses (net of cash acquired)	-	(18,913)
Net cash provided by (used in) investing activities	(23,866)	(50,434)
Cash Flows from Financing Activities
Proceeds from long term debt	95,000	60,000
Payments towards long term debt	(75,000)	-
Proceeds from exercise of stock options	899	411
Payment of RSU tax withholdings in exchange for common shares surrendered by RSU holders	(3,619)	(1,274)
Net cash provided by (used in) financing activities	17,280	59,137
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	3	8
Net increase (decrease) in cash, cash equivalents, and restricted cash	36,397	(22,745)
Cash, cash equivalents, and restricted cash, beginning of period	280,752	565,994
Cash, cash equivalents, and restricted cash, end of period	$317,149	$543,249

The following table presents a reconciliation of non-GAAP net income (loss) to net income (loss), the most directly comparable financial measure stated in accordance with GAAP, for the periods presented:

	Three months ended March 31,
	2023	2022
	(in thousands)
Net income (loss)	$(18,200)	$(29,495)
Stock-based compensation	11,505	7,924
Amortization of acquired intangible assets	1,173	1,228
Amortization of capitalized stock-based compensation	277	-
Acquisition-related costs	206	-
Contingent losses (gains)	-	200
Non-GAAP Net income (loss)	$(5,039)	$(20,143)

The following table presents a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable financial measure stated in accordance with GAAP, for the periods presented:

	Three months ended March 31,
	2023	2022
	(in thousands)
Net income (loss)	$(18,200)	$(29,495)
Depreciation and amortization	3,392	2,516
Stock-based compensation	11,505	7,924
Interest (income) expense	(2,981)	166
Provision for income taxes	347	240
Acquisition-related costs	206	-
Other (income) expense, net	96	691
Adjusted EBITDA	$(5,635)	$(17,958)